Taxation	12 Months Ended
Dec. 31, 2024
Taxation
Taxation
13.	Taxation
(a)	Income taxes

Cayman Islands

Under the current laws of the Cayman Islands, the Company and its intermediate holding companies in the Cayman Islands are not subject to tax on income or capital gain. Additionally, upon payments of dividends by the Company or its subsidiaries in the Cayman Islands to their shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands (“BVI”)

Subsidiaries in the BVI are exempted from income tax on its foreign-derived income in the BVI. There are no withholding taxes in the BVI.

Hong Kong

Subsidiaries in Hong Kong are subject to 16.5% income tax on their taxable income generated from operations in Hong Kong. For the years ended December 31, 2022, 2023 and 2024, the first HK$2 million of profits earned by one of the Company’s subsidiaries incorporated in Hong Kong is taxed at half the current tax rate (i.e., 8.25%) while the remaining profits will continue to be taxed at the existing 16.5% tax rate. The payments of dividends by these companies to their shareholders are not subject to any Hong Kong withholding tax.

China

Under the EIT Law, Foreign Invested Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. Preferential tax treatments continue to be granted to FIEs or domestic companies which conduct businesses in certain encouraged sectors and to entities otherwise classified as “Software Enterprises”, “Key Software Enterprises” and/or “High and New Technology Enterprises” (“HNTEs”). The EIT Law became effective on January 1, 2008.

Boguan, NetEase Hangzhou and certain other PRC subsidiaries were qualified as HNTEs and enjoyed a preferential tax rate of 15% for 2022, 2023 and 2024.

The aforementioned preferential tax rates are subject to annual review by the relevant tax authorities in China.

The following table presents the combined effects of EIT exemptions and tax rate reductions enjoyed by the Group for the years ended December 31, 2022, 2023 and 2024 (in thousands except per share data):

	For the year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Aggregate amount of EIT exemptions and tax rate reductions	2,631,764	3,228,359	3,654,069
Earnings per share effect, basic	0.81	1.00	1.14
Earnings per share effect, diluted	0.80	0.99	1.13

The following table sets forth the components of income tax expenses of the Group for the years ended December 31, 2022, 2023 and 2024 (in thousands):

	For the year ended December 31,
	2022	2023	2024
	RMB	RMB	RMB
Current tax expense	4,542,168	4,568,267	5,140,682
Deferred tax expense	489,670	131,437	320,726
Income tax expenses	5,031,838	4,699,704	5,461,408

The following table presents a reconciliation from the PRC statutory income tax rate of 25% where the Group primarily operates in to the effective income tax rate of the Group for the years ended December 31, 2022, 2023 and 2024:

	For the year ended December 31,
	2022	2023	2024
	%	%	%
Statutory income tax rate	25.0	25.0	25.0
Permanent differences	(5.0)	(7.1)	(6.3)
Effect due to different tax rates applicable to overseas entities	0.2	0.2	1.0
Effect of lower tax rate applicable to HNTEs and EIT exemptions	(10.1)	(9.5)	(10.2)
Change in valuation allowance and others	1.8	0.6	1.5
Effect of withholding income tax (d)	8.8	4.6	4.3
Effective income tax rate	20.7	13.8	15.3

As of December 31, 2024, certain entities of the Group had net operating tax loss carry forwards of RMB22.4 billion, which is mainly from its PRC subsidiaries and VIEs with expiration period from 2025 to 2034.

Full valuation allowance was provided on the related deferred tax assets as the Group’s management does not believe that sufficient positive evidence exists to conclude that recoverability of such deferred tax assets is more likely than not to be realized.

(b)	Sales tax

Pursuant to the provision regulation of the PRC on VAT and its implementation rules, the Company’s subsidiaries and the VIEs are generally subject to VAT at a rate of 6% from revenues earned from services provided or 16% from sales of general goods, which was reduced to 13% effective from 1 April, 2019.

(c)	Deferred tax assets and liabilities

The following table presents the tax impact of significant temporary differences that give rise to the deferred tax assets and liabilities as of December 31, 2023 and 2024 (in thousands):

	December 31,	December 31,
	2023	2024
	RMB	RMB
Deferred tax assets:
Contract liabilities, primarily for advanced payments from online games customers	1,043,715	1,088,998
Accruals and others	810,707	256,777
Net operating tax loss carry forward	3,424,344	3,684,913
	5,278,766	5,030,688
Less: valuation allowance	(3,718,678)	(3,917,253)
Total	1,560,088	1,113,435

	December 31,	December 31,
	2023	2024
	RMB	RMB
Deferred tax liabilities:
Withholding income tax(d)	2,165,573	2,053,668
Others	133,730	119,449
Total	2,299,303	2,173,117

The Group does not believe that sufficient positive evidence exists to conclude that the recoverability of deferred tax assets of certain entities of the Group is more likely than not to be realized. Consequently, the Group has provided full valuation allowances for certain entities of the Group on the related deferred tax assets. The following table sets forth the movement of the aggregate valuation allowances for deferred tax assets for the periods presented (in thousands):

	Balance at	Net change	Balance at
	January 1	for the year	December 31
	RMB	RMB	RMB
2022	3,648,870	322,646	3,971,516
2023	3,971,516	(252,838)	3,718,678
2024	3,718,678	198,575	3,917,253

(d)	Withholding income tax

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by an enterprise in China to its non-resident enterprise investors. A lower withholding income tax rate of 5% is applied if the non-resident enterprise investor is registered in Hong Kong with at least 25% equity interest in the PRC enterprise and meets the relevant conditions or requirements pursuant to the tax arrangement between mainland China and Hong Kong. On February 22, 2008, the Ministry of Finance and State Taxation Administration jointly issued a circular which stated that for FIEs, all profits accumulated up to December 31, 2007 are exempted from withholding tax when they are distributed to foreign investors.

The Group accrued RMB2.1 billion, RMB1.5 billion and RMB1.6 billion (US$215.9 million) withholding tax liabilities mainly associated with all of its earnings expected to be distributed from its PRC subsidiaries to overseas for general corporate purposes in 2022, 2023 and 2024, respectively. The Group have repatriated a portion of these earnings and paid related withholding income tax in 2022, 2023 and 2024. As of December 31, 2023 and 2024, deferred tax liabilities were fully provided related to undistributed earnings of the Group’s PRC subsidiaries.